MASSMUTUAL PREMIER FUNDS

Supplement dated December 10, 2009 to the

Prospectus dated March 2, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information pertains to the International Bond Fund, Balanced Fund, Enhanced Index Growth Fund, Small Company Opportunities Fund, International Equity Fund and the Strategic Emerging Markets Fund:

Effective December 4, 2009, Class N shares of the International Bond Fund, Balanced Fund, Enhanced Index Growth Fund, Small Company Opportunities Fund, International Equity Fund and the Strategic Emerging Markets Fund are no longer available.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3000M-09-08